                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 5, 2003
                        (date of earliest event reported)

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                           dated as of August 1, 2003
                          providing for the issuance of

            WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2003-AR4

    Delaware                    333-103345               94-2528990
    (State or other             (Commission              (IRS Employer
    jurisdiction of             File Number)             Identification
    Incorporation)                                       Number)

                           1201 THIRD AVENUE, WMT 1706
                            SEATTLE, WASHINGTON 98101
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (206) 377-8555

Item 7. Financial Statements and Exhibits.

The following exhibit is filed herewith:

     99.1 Term Sheet prepared by Bear, Stearns & Co. Inc. in connection with the Registrant's Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR4.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2003

                                           WASHINGTON MUTUAL MORTGAGE SECURITIES
                                           CORP.
                                           (Registrant)


                                           By: /s/ David H. Zielke
                                           -------------------------------------
                                           David H. Zielke
                                           First Vice President and Counsel
                                           (Authorized Officer)